ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued payroll and welfare	$ 6,970,058	$ 6,526,287
Exercised shared based compensation due to employee	1,093,257
Accrued shipment expenses	1,011,320	567,438
Bid Bond	810,868	936,294
Accrued professional fees	368,587	187,027
Other tax payables	367,467	364,223
Interest payable	468,013	297,776
Others	1,132,530	538,657
Total	$ 12,222,100	$ 9,417,702